Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2024
Earnings (Loss) Per Share [Abstract]
EARNINGS (LOSS) PER SHARE

NOTE 9 - EARNINGS (LOSS) PER SHARE

The Company calculates earnings (loss) per share in accordance with ASC 260, Earnings Per Share, which requires a dual presentation of basic and diluted earnings (loss) per share. Basic earnings (loss) per share are computed using the weighted average number of shares outstanding during the reporting period. Diluted earnings (loss) per share represents basic earnings (loss) per share adjusted to include the potentially dilutive effect of outstanding stock options and warrants (using treasury stock method).

Due to the net loss for the year ended December 31, 2024, approximately 4,301,358 options were excluded from the calculation of diluted loss per share, for the year ended December 31, 2024.

Due to the average market price of the Ordinary Shares during the period being below the exercise price of certain options and warrants, approximately 968,019 options and 8,131,332 warrants that were wholly expired in May 2023 were excluded from the calculation of diluted earnings per share, for the year ended December 31, 2023. There were dilutive effects of 1,121,797 shares for 3,333,339 stock options granted on September 7, 2022, at an exercise price of $2.07 per share, for the year ended December 31, 2023.

Due to the net loss for the year ended December 31, 2022, approximately 5,900,000 options and 8,131,332 warrants were excluded from the calculation of diluted loss per share, for the year ended December 31, 2022.